Exhibit 10.8

EXECUTION VERSION

DATED 22 OCTOBER 2013

(1) TOWER INSURANCE COMPANY OF NEW YORK

(AS BORROWER A)

(2) CASTLEPOINT INSURANCE COMPANY

(AS BORROWER B)

(3) CASTLEPOINT NATIONAL INSURANCE COMPANY

(AS BORROWER C)

(4) HERMITAGE INSURANCE COMPANY

(AS BORROWER D)

(5) BARCLAYS BANK PLC

AND

BANK OF MONTREAL, LONDON BRANCH

(AS ISSUING BANKS)

(6) BARCLAYS BANK PLC

(AS AGENT)

(7) BARCLAYS BANK PLC

(AS SECURITY AGENT)

AMENDMENT AGREEMENT

relating to a facility agreement dated 11 November 2011

as amended,

novated, supplemented, extended, restated or replaced

on

12 March 2012, 16 July 2012, 21 November 2012, 7 March

2013 and 2 May 2013

EXECUTION VERSION

CONTENTS

		Page

1	DEFINITIONS AND INTERPRETATION	1

2	AMENDMENTS	2

3	CONTINUATION	6

4	REPRESENTATIONS AND WARRANTIES	6

5	FURTHER ASSURANCE	6

6	CONSTRUCTION	6

7	CONFIRMATION	6

8	FEES AND EXPENSES	7

9	MISCELLANEOUS	7

SCHEDULE 1 - CONDITIONS PRECEDENT		8

THIS AGREEMENT is made on              2013

BETWEEN:-

(1)	TOWER INSURANCE COMPANY OF NEW YORK a New York corporation whose registered address is 120 Broadway, 31st Floor, New York, NY 10271, United States (“Borrower A”);

(2)	CASTLEPOINT INSURANCE COMPANY a New York Corporation whose registered address is 120 Broadway, 31st Floor, New York, NY 10271, United States (“Borrower B”);

(3)	CASTLEPOINT NATIONAL INSURANCE COMPANY, an Illinois corporation whose registered address is 222 South Riverside Plaza, Suite 1600, Chicago, Illinois 60606, United States (“Borrower C”);

(4)	HERMITAGE INSURANCE COMPANY, a New York corporation whose registered address is 120 Broadway, 31st Floor, New York, NY 10271, United States (“Borrower D”, and together with Borrower A, Borrower B and Borrower C, the “Borrowers”);

(5)	BARCLAYS BANK PLC AND BANK OF MONTREAL, LONDON BRANCH as issuing banks (the “Issuing Banks”);

(6)	BARCLAYS BANK PLC as agent of the Finance Parties (the “Agent”); and

(7)	BARCLAYS BANK PLC as security trustee for the Finance Parties (the “Security Agent”).

WHEREAS:-

(A)	This Agreement is supplemental to and amends a US$250,000,000 letter of credit facility agreement dated 11 November 2011 as amended, novated, supplemented, extended, restated or replaced on 12 March 2012, 16 July 2012, 21 November 2012, 7 March 2013 and 2 May 2013, made between the Borrowers (as defined therein), the Issuing Banks, the Agent and the Security Agent (the “Facility Agreement”).

(B)	The Borrowers, the Issuing Banks, the Agent and the Security Agent have agreed to amend the Facility Agreement on the terms of this Agreement.

IT IS AGREED as follows:-

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement:-

“Effective Date” means, subject to Clause 2.3, the date on which the Agent notifies each Borrower and each Issuing Bank that it has received all of the documents and other evidence listed in Schedule 1 (Conditions Precedent) in form and substance satisfactory to it.

1.2	Incorporation of terms

Unless the context otherwise requires or unless defined in this Agreement, all words and expressions defined or whose interpretation is provided for in the Facility Agreement have the same meanings in this Agreement.

1.3	Interpretation

The principles of interpretation set out in clause 1.2 (Construction) of the Facility Agreement shall apply to this Agreement insofar as they are relevant to it and in this Agreement, unless the context otherwise requires, a reference to a “Finance Document” or any other agreement or instrument is a reference to that Finance Document or other agreement or instrument as amended, novated, supplemented, restated or replaced (however fundamentally) and includes any increase in, extension of, or change to, any facility made available under that Finance Document or other agreement or instrument.

1.4	Third party rights

The provisions of clause 1.3 (Third party rights) of the Facility Agreement shall apply to this Agreement as they apply to the Facility Agreement.

2.	AMENDMENTS

2.1	Amendment of the Facility Agreement

With effect from the Effective Date the Facility Agreement shall be amended as follows:-

2.1.1	the definition of Available Commitment in clause 1.1 (Definitions) of the Facility Agreement shall be amended and replaced in its entirety with the following new definition:-

““Available Commitment” means zero”

2.1.2	the definition of Borrower A Collateral Security Agreement in clause 1.1 (Definitions) of the Facility Agreement shall be amended and replaced in its entirety with the following new definition:-

““Borrower A Collateral Security Agreement” means the agreement dated on or about the date of this Agreement under which the Security is created (or expressed to be created) by Borrower A over the Borrower A Deposit Account, the Borrower A Custodian Accounts and the Borrower A Custody Agreement, as amended or restated from time to time.”

2.1.3	the definition of Borrower B Collateral Security agreement in clause 1.1 (Definitions) of the Facility Agreement shall be amended and replaced in its entirety with the following new definition:-

““Borrower B Collateral Security Agreement” means the agreement dated on or about the date of this Agreement under which the Security is created (or expressed to be created) by Borrower B over the Borrower B Deposit Account, the Borrower B Custodian Accounts and the Borrower B Custody Agreement, as amended or restated from time to time.”

2.1.4	the definition of Borrower C Collateral Security Agreement in clause 1.1 (Definitions) of the Facility Agreement shall be amended and replaced in its entirety with the following new definition:-

““Borrower C Collateral Security Agreement” means the agreement dated on or about the date of this Agreement under which the Security is created (or expressed to be created) by Borrower C over the Borrower C Deposit Account, the Borrower C Custodian Accounts and the Borrower C Custody Agreement, as amended or restated from time to time.”

2.1.5	the definition of Borrower D Collateral Security Agreement in clause 1.1 (Definitions) of the Facility Agreement shall be amended and replaced in its entirety with the following new definition:-

““Borrower D Collateral Security Agreement” means the agreement dated on or about the date of this Agreement under which the Security is created (or expressed to be created) by Borrower D over the Borrower D Deposit Account, the Borrower D Custodian Accounts and the Borrower D Custody Agreement, as amended or restated from time to time.”

2.1.6	the definition of Collateral Assets in clause 1.1 (Definitions) of the Facility Agreement shall be amended and replaced in its entirety with the following new definition:-

“Collateral Assets” means any Eligible Collateral held in a Custodian Accounts or a Deposit Account.

2.1.7	the definition of Eligible Collateral in clause 1.1 (Definitions) of the Facility Agreement shall be deleted and replaced in its entirety with the following new definition:-

““Eligible Collateral” means:

(a) Prior to 25 October 2013:-

(i)	investments in any money market fund provided that:

(1)	such fund qualifies as an investment fund under the Investment Company Act 1940;

(2)	such fund invests solely in securities issued or guaranteed as to principal and interest by the US government and has a minimum credit rating of Aaa from Moody’s or AAA from Standard & Poor’s; and

(3)	has been approved by the Agent (acting in good faith);

(ii)	debt securities maturing no earlier than 11 January 2014:-

(1)	issued by, or the payment of which is unconditionally backed by, the full faith and credit of the United States of America;

(2)	issued by the US Federal National Mortgage Association;

(3)	issued by the US Federal Home Loan Mortgage Corporation;

(4)	unconditionally guaranteed by the US Federal Deposit Insurance Corporation; or

(5)	issued by the US Government National Mortgage Association,

in each case with a minimum credit rating of Aa2 from Moody’s or AA from Standard & Poor’s;

(iii)	agency pass-through mortgage pools maturing no earlier than 11 January 2014:-

(1)	issued by the US Federal National Mortgage Association;

(2)	issued by the US Federal Home Loan Mortgage Corporation;

(3)	unconditionally guaranteed by the US Federal Deposit Insurance Corporation; or

(4)	issued by the US Government National Mortgage Association;

(iv)	cash,

and which in each case are deposited with or held by the Custodian (or in the case of cash in a Deposit Account) and subject to perfected first priority Security in favour of the Security Agent under the Security Documents, provided that:

(A)	except in the case of Eligible Collateral falling within paragraphs (i) or (ii) above, no more than 10 per cent. of the aggregate Eligible Collateral (by reference to Market Value at any time) shall have been issued by any single issuer, save that where any Borrower has deposited Eligible Collateral with the Custodian in a Custodian Account which has an aggregate Market Value (determined by reference to the most recent Collateral Testing Information made available in accordance with Clause 17 (Collateral)) of US$10,000,000 or less in that Custodian Account the restrictions detailed at paragraph (A) above shall not apply

(a) On and from 25 October 2013, cash.”

2.1.8	the definition of Security Documents in clause 1.1 (Definitions) of the Facility Agreement shall be deleted and replaced in its entirety with the following new definition:-

““Security Documents” means the Collateral Security Agreements, the Collateral Control Agreements, the Custody Agreements, the Deposit Account Control Agreements and any other document that may at any time be given as security for any liabilities in connection with any Finance Document.”

2.1.9	the following new definitions shall be inserted in clause 1.1 (Definitions) of the Facility Agreement in alphabetical order:-

““Account Bank” means Barclays Bank PLC, New York branch.

“Borrower A Deposit Account” means the account described in the Borrower A Deposit Account Control Agreement held in the name of Borrower A with the Account Bank”

“Borrower A Deposit Account Control Agreement” means the agreement dated on or about the date of the October 2013 Amendment Agreement between the Account Bank, Borrower A and the Security Agent relating to the Borrower A Deposit Account, as amended or restated from time to time.

“Borrower B Deposit Account” means the account described in the Borrower B Deposit Account Control Agreement held in the name of Borrower B with the Account Bank”

“Borrower B Deposit Account Control Agreement” means the agreement dated on or about the date of the October 2013 Amendment Agreement between the Account Bank, Borrower B and the Security Agent relating to the Borrower B Deposit Account, as amended or restated from time to time.

“Borrower C Deposit Account” means the account with account described in the Borrower C Deposit Account Control Agreement held in the name of Borrower C with the Account Bank”

“Borrower C Deposit Account Control Agreement” means the agreement dated on or about the date of the October 2013 Amendment Agreement between the Account Bank, Borrower C and the Security Agent relating to the Borrower C Deposit Account, as amended or restated from time to time.

“Borrower D Deposit Account” means the account with account described in the Borrower D Deposit Account Control Agreement held in the name of Borrower D with the Account Bank”

“Borrower D Deposit Account Control Agreement” means the agreement dated on or about the date of the October 2013 Amendment Agreement between the Account Bank, Borrower D and the Security Agent relating to the Borrower D Deposit Account, as amended or restated from time to time.

“Deposit Accounts” means each of the Borrower A Deposit Account, the Borrower B Deposit Account, the Borrower C Deposit Account and the Borrower D Deposit Account.”

“Deposit Account Control Agreement” means each of the Borrower A Deposit Account Control Agreement, the Borrower B Deposit Account Control Agreement, the Borrower C Deposit Account Control Agreement or the Borrower D Deposit Account Control Agreement.”

“October 2013 Amendment Agreement” means the amendment agreement in respect of this Agreement between the Borrowers, the Agent, the Security Agent and the Issuing Banks.”

2.1.10	Clause 17 (Collateral) of the Facility Agreement shall be amended by the insertion of the following new clauses 17.6:-

“17.6	On and from 25 October 2013, each Borrower shall ensure that at all times the ratio of (i) the Eligible Collateral credited to its Deposit Account to (ii) the aggregate principal amount of all Letters of Credit (other than the Hardy Letter of Credit) outstanding to that Borrower (calculated at the Base Currency Amount) is 100 per cent and, where applicable, is 108 per cent of the aggregate principal amount outstanding of the Hardy Letter of Credit (calculated at the Base Currency Amount).”

2.2	Disapplication

With effect on and from 25 October 2013 clauses 17.1 to 17.4 of the Facility Agreement shall be disregarded.

2.3	Effective Date

The Effective Date shall only occur if:-

2.3.1	no Default or Event of Default (other than any Defaults or Events of Default waived under the waiver letter dated 18 October 2013 from the Agent to the Borrowers (the “Waiver Letter”)) is continuing;

2.3.2	no Default would result from the occurrence of the Effective Date; and

2.3.3	the representations to be made by each Borrower in this Agreement are true and accurate.

3.	CONTINUATION

3.1	The parties to this Agreement agree that the rights and obligations of each of them under the Finance Documents including, without limitation, the obligations of the Borrowers and each of them under (a) its indemnities in clause 9 (Tax Gross Up and Indemnities) and clause 11 (Other Indemnities) of the Facility Agreement and (b) under the Security Documents executed by it shall continue in full force and effect and shall not be released, reduced or impaired by the execution, delivery and performance of this Agreement or any other document or agreement entered into pursuant to or contemplated by this Agreement.

3.2	Without prejudice to Clause 3.1, each Borrower acknowledges that the Security Documents granted by it and the security interest granted over the Collateral under the Security Documents apply to the Facility Agreement and accordingly that it is intended that the Security Documents secure:

3.2.1	any variation or increase in its liabilities or obligations at any time or from time to time as a result (direct or indirect) of the execution, delivery or performance of this Agreement and the amendment of the Facility Agreement; and

3.2.2	from time to time any (however fundamental) variation, increase, extension or addition of or to the Finance Documents or any of them and any fees, costs and/or expenses associated with any of the foregoing.

4.	REPRESENTATIONS AND WARRANTIES

As at the date of this Agreement and the Effective Date, by reference to the facts and circumstances then existing, each Borrower represents and warrants to each of the Finance Parties that each of the Repeating Representations are true and correct as if all references therein to a Finance Document include this letter, provided that with respect to the representation and warranty set forth in Section 14.12 of the Facility Agreement, the Borrowers advise that the shareholder lawsuits that have been filed or have been threatened to be filed could, if all are filed and determined adversely, have a Material Adverse Effect.

5.	FURTHER ASSURANCE

Each Borrower shall, at its own expense, promptly do all acts and things necessary and sign or execute any further documents which the Agent may require to give effect to this Agreement.

6.	CONSTRUCTION

6.1	With effect from the Effective Date the Facility Agreement and this Agreement shall be treated as one document and reference in any Finance Document to the “Facility Agreement” shall be to the Facility Agreement as amended by this Agreement.

6.2	To the extent that any provision of this Agreement or any other Finance Document is inconsistent with the terms of the Waiver Letter, then the provisions of the Waiver Letter will prevail.

7.	CONFIRMATION

Without prejudice to the rights of the Issuing Banks which have arisen on or before the Effective Date, each Borrower confirms that on and after the Effective Date:-

7.1	the Facility Agreement, and the other Finance Documents, will remain in full force and effect; and

7.2	the Security Documents to which it is a party will continue to secure all liabilities which are expressed to be secured by them.

8.	EXPENSES

The Borrowers shall, promptly on demand, reimburse each Finance Party for all costs and expenses (including legal fees) reasonably incurred by it in connection with the negotiation, preparation, execution and perfection of this Agreement.

9.	MISCELLANEOUS

9.1	Incorporation of terms

The provisions of clauses 28 (Partial Invalidity), 29 (Remedies and waivers), 32 (Counterparts) and 34 (Jurisdiction) of the Facility Agreement shall apply to this Agreement as they apply to the Facility Agreement.

9.2	Finance Document

This Agreement is a Finance Document.

9.3	Governing Law

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

This Agreement has been entered into on the date set out at the beginning of this Agreement.

SCHEDULE 1

CONDITIONS PRECEDENT

1.	BORROWERS

1.1	A copy of a resolution of the board of directors of each Borrower:

1.1.1	approving the terms of, and the transactions contemplated by, this Agreement and resolving that it execute this Agreement;

1.1.2	authorising a specified person or persons to execute this Agreement on its behalf; and

1.1.3	authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with this Agreement.

1.2	A specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above.

1.3	A certificate of each Borrower (signed by a director, secretary or other authorised officer) confirming utilising the Commitments does not cause any borrowing, securing or other limit binding on it to be exceeded.

1.4	A certificate of an authorised signatory of each Borrower certifying that each copy document relating to it specified in this Schedule 1 is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

2.	FINANCE DOCUMENTS

2.1	This Agreement executed by the Borrowers.

2.2	The Waiver Letter dated on or about 18 October 2013 in respect of the Facility Agreement executed by each Borrower.

2.3	Each Deposit Account Control Agreement executed by each Borrower.

2.4	An amendment agreement in relation to each Security Document in the agreed form executed by each Borrower.

3.	LEGAL OPINIONS

3.1	A legal opinion of the legal advisers to the Borrowers in New York, substantially in the form distributed to the Finance Parties prior to signing this Agreement.

3.2	A legal opinion of the legal advisers to the Borrowers in Illinois, substantially in the form distributed to the Finance Parties prior to signing this Agreement.

3.3	A legal opinion of the general counsel of the Borrowers as to the law of the State of New York and US federal law, substantially in the form distributed to the Finance Parties prior to signing this Agreement.

4.	OTHER DOCUMENTS AND EVIDENCE

4.1	Duly signed bank account mandates and other account opening and operating forms in relation to the accounts to be opened by each Borrower as are required by Barclays Bank PLC, New York Branch and the Finance Parties.

4.2	A copy of any other Authorisation or other document, opinion or assurance which the Finance Parties consider to be necessary or desirable (if the Agent has notified the Borrowers accordingly) in connection with the entry into and performance of the transactions contemplated by any Finance Document or for the validity and enforceability of any Finance Document.

SIGNATURES

THE BORROWERS

TOWER INSURANCE COMPANY OF NEW YORK

By:	/s/ William E. Hitselberger

By:	/s/ Vito A. Nigro

Address:	120 Broadway New York, NY 10271

Fax:	(212) 954-5306

CASTLEPOINT INSURANCE COMPANY

By:	/s/ William E. Hitselberger

By:	/s/ Vito A. Nigro

Address:	120 Broadway New York, NY 10271

Fax:	(212) 954-5306

CASTLEPOINT NATIONAL INSURANCE COMPANY

By:	/s/ William E. Hitselberger

By:	/s/ Vito A. Nigro

Address:	120 Broadway New York, NY 10271

Fax:	(212) 954-5306

HERMITAGE INSURANCE COMPANY

By:	/s/ William E. Hitselberger

By:	/s/ Vito A. Nigro

Address:	120 Broadway New York, NY 10271

Fax:	(212) 954-5306

THE ISSUING BANKS

BARCLAYS BANK PLC

By:	/s/ Dan Broome

Address:	Barclays Bank PLC, Level 11, 1 Churchill Place, London, E145HP

Fax:	+44 (0) 20 7116 7643

BANK OF MONTREAL, LONDON BRANCH

By:	/s/ A. Leboon

By:	/s/ Lisa Rodriguez

Address:	95 Queen Victoria Street, London CC4V4H5

Fax:	+44 (0) 20 7248 5691

THE AGENT

BARCLAYS BANK PLC

By:	/s/ Estela R.R. Landro

Address:	5 the North Colonnade E144BB London

Fax:	+44 (0) 20 7773 4893

THE SECURITY AGENT

BARCLAYS BANK PLC

By:	/s/ Estela R.R. Landro

Address:	5 the North Colonnade E144BB London

Fax:	+44 (0) 20 7773 4893